FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   December 9, 2002

Electronic Data Systems Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	01-11779 (Commission File Number)	75-2548221 (IRS Employer Identification No.)

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code:  (972) 604-6000

Item 7.   Financial Statements and Exhibits

 (c)          The following exhibits are furnished herewith

   99.1        News release of Electronic Data Systems Corporation ("EDS") dated December 9, 2002.

Item 9.   Regulation FD Disclosure

               On December 9, 2002, EDS issued a news release regarding its leasing arrangements with United Airlines in light of the airline's bankruptcy filing.  A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC DATA SYSTEMS
CORPORATION

December 9, 2002                                                             By:     /s/ D. Gilbert Friedlander
                                                                                                D. Gilbert Friedlander, Senior Vice
                                                                                                President, General Counsel and Secretary

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